SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2001

PROASSURANCE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-12129 (Commission File No.)	63-1261433 (IRS Employer Identification No.)

100 Brookwood Place, Birmingham, Alabama 35209
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (205) 877-4400

(Former name or former address, if changed since last report)

Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
Credit Agreement, dated May 10, 2001
Term Loan Note, dated May 10, 2001
Term Loan Note, dated May 10, 2001
Term Note, dated May 10, 2001
Term Note, dated May 10, 2001
Term Note, dated May 10, 2001
Revolver Note, dated May 10, 2001
Revolver Note, dated May 10, 2001
Revolver Note, dated May 10, 2001
Revolver Note, date May 10, 2001
Revolver Note, dated May 10, 2001
Pledge and Security Agreement
Pledge and Security Agreement

Item 5.     Other Events.

      On May 10, 2001, ProAssurance Corporation entered into a $150 million Credit Agreement with a group of financial institutions led by SouthTrust Bank. The Credit Agreement provides ProAssurance with a term loan of up to $110 million and a revolving loan of up to $40 million. ProAssurance will use the term loan to help fund the cash consideration payable to Professionals Group shareholders in connection with the consolidation of Medical Assurance and Professionals Group under the ownership of ProAssurance. ProAssurance will use the revolving loan for general corporate purposes. The obligation of the lenders to fund both the term loan and the revolving loan is contingent upon the completion of the consolidation and certain other conditions described in the Credit Agreement filed herewith.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business acquired.

Not Applicable

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Exhibits.

Exhibit Reference Number	Exhibit Description

10.1	Credit Agreement, dated May 10, 2001, among ProAssurance Corporation, as Borrower, SouthTrust Bank, as Lead Arranger, Syndication Agent and Administrative Agent, Bank of America, N.A., as Co-Arranger, and the lenders party thereto.

10.2	Term Loan Note, dated May 10, 2001, in the amount of $36,666,667, between ProAssurance Corporation, as Borrower, and SouthTrust Bank, as Lender.

10.3	Term Loan Note, dated May 10, 2001, in the amount of $22,000,000, between ProAssurance Corporation, as Borrower, and Bank of America, N.A., as Lender.

10.4	Term Loan Note, dated May 10, 2001, in the amount of $18,333,333, between ProAssurance Corporation, as Borrower, and AmSouth Bank, as Lender.

10.5	Term Loan Note, dated May 10, 2001, in the amount of $18,333,333, between ProAssurance Corporation, as Borrower, and Regions Bank, as Lender.

Exhibit Reference Number	Exhibit Description

10.6	Term Loan Note, dated May 10, 2001, in the amount of $14,666,667, between ProAssurance Corporation, as Borrower, and LaSalle Bank, N.A., as Lender.

10.7	Revolver Note, dated May 10, 2001, in the amount of $13,333,333, between ProAssurance Corporation, as Borrower, and SouthTrust Bank, as Lender.

10.8	Revolver Note, dated May 10, 2001, in the amount of $8,000,000 between ProAssurance Corporation, as Borrower, and Bank of America, N.A., as Lender.

10.9	Revolver Note, dated May 10, 2001, in the amount of $6,666,667, between ProAssurance Corporation, as Borrower, and AmSouth Bank, as Lender.

10.10	Revolver Note, dated May 10, 2001, in the amount of $6,666,667, between ProAssurance Corporation, as Borrower, and Regions Bank, as Lender.

10.11	Revolver Note, dated May 10, 2001, in the amount of $5,333,333, between ProAssurance Corporation, as Borrower, and LaSalle Bank, N.A., as Lender.

10.12	Pledge and Security Agreement, dated May 10, 2001, made by Medical Assurance, Inc., as Pledgor, in favor of SouthTrust Bank, as Administrative Agent.

10.13	Pledge and Security Agreement, dated May 10, 2001, made by ProAssurance Corporation, as Pledgor, in favor of SouthTrust Bank, as Administrative Agent.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROASSURANCE CORPORATION

Date: May 18, 2001	By: /s/ James J. Morello

Name: James J. Morello Its: Treasurer, Chief Financial Officer, and Secretary (Principal Financial Officer and Principal Accounting Officer)